FGI-2 7/09
P2

SUPPLEMENT DATED JULY 22, 2009

TO THE PROSPECTUS
DATED MAY 1, 2009

OF FRANKLIN GROWTH AND INCOME SECURITIES FUND, CLASS 2

(A series of Franklin Templeton Variable Insurance

Products Trust)

The prospectus is amended by replacing the table under "Fees and Expenses – Annual Fund Operating Expenses" with the following:

ANNUAL FUND OPERATING EXPENSES1

(expenses deducted from Fund assets)

Class 2
Management fees[2]	0.50%
Distribution and service (12b-1) fees[3]	0.25%
Other expenses	0.05%
Total annual Fund operating expenses[4]	0.80%

1.	In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2.	The Fund administration fee is paid indirectly through the management fee.

3.	While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's board of trustees has set the current rate at 0.25% per year through April 30, 2010.

4.	Fund shares are held by a limited number of Insurers and, when applicable, Funds of Funds. Substantial withdrawals by one or more Insurers or Funds of Funds could reduce Fund assets, causing total fund expenses to become higher.

Please keep this supplement for future reference.